UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2018

SPECTRUM BRANDS LEGACY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34757	27-2166630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Deming Way Middleton, Wisconsin	53562
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (608) 275-3340

Spectrum Brands Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On July 13, 2018 (the “Closing Date”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of February 24, 2018, as amended by Amendment No. 1, dated as of June 8, 2018 (as so amended, the “Merger Agreement”), by and among Spectrum Brands Legacy, Inc. a Delaware corporation (f/k/a Spectrum Brands Holdings, Inc.) (the “Company”), Spectrum Brands Holdings, Inc., a Delaware corporation (f/k/a HRG Group, Inc.) (“HRG”), HRG SPV Sub I, Inc., a Delaware corporation and direct wholly owned subsidiary of HRG (“Merger Sub I”), and HRG SPV Sub II, LLC, a Delaware limited liability company and direct wholly owned subsidiary of HRG, Merger Sub I merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation (the “Surviving Corporation”) and a wholly owned subsidiary of HRG.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note, on the Closing Date, Merger Sub I merged with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of HRG. Prior to the Merger, the Company was a majority owned subsidiary of HRG.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares held in the treasury of the Company or owned or held, directly or indirectly, by HRG or any subsidiary of the Company or HRG, which were cancelled and no consideration was paid with respect thereto) was converted into the right to receive one share of common stock, par value $0.01 per share, of HRG (“HRG Common Stock”).

The issuance of HRG Common Stock in connection with the Merger was registered under the Securities Act of 1933 pursuant to HRG’s Registration Statement on Form S-4, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 10, 2018, as amended (the “S-4”). The S-4 was declared effective on June 12, 2018. The joint proxy statement/prospectus included with the S-4 contains additional information about the Merger.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and Amendment No. 1 thereto, copies of which are filed as Exhibits 2.1 and 2.2 hereto, respectively, and incorporated into this Current Report on Form 8-K by reference in their entirety.

Upon the closing of the Merger, the shares of Company Common Stock that previously traded under the ticker symbol “SPB” on the New York Stock Exchange (the “NYSE”) ceased trading on, and were delisted from, the NYSE. HRG Common Stock will commence trading on the NYSE under the ticker symbol “SPB” on July 16, 2018.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 13, 2018, the Company notified the NYSE that the Merger had been completed and requested that the NYSE file with the SEC a notification of removal from listing on Form 25 with respect to the delisting of the Company Common Stock. Accordingly, the NYSE will file a notification of delisting of the Company Common Stock from the NYSE and deregistration of the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 with the SEC. The Company intends to file a Form 15 with the SEC to terminate or suspend its reporting obligations under Sections 13(a) and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

At the Effective Time, pursuant to the Merger Agreement, each restricted stock award, restricted stock unit and performance stock unit granted under an equity plan of the Company, whether vested or unvested (collectively, the “Company Equity Awards”), that was outstanding immediately prior to the Effective Time, was assumed by HRG and automatically converted, by virtue of the Merger, into a corresponding equity-based award in HRG (each a “New HRG Equity Award”) with the right to hold or acquire shares of HRG Common Stock equal to the number of shares of Company Common Stock previously underlying such Company Equity Award. Each New HRG Equity Award is subject to the same terms and conditions as the corresponding Company Equity Award. At the Effective Time, pursuant to the Merger Agreement, HRG assumed all rights and obligations in respect of each equity-based plan of the Company. The disclosure set forth in Items 2.01 and 5.03 is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, on July 13, 2018 and effective as of the Effective Time, Ehsan Zargar, Kenneth C. Ambrecht, Norman S. Matthews, David M. Maura, Terry L. Polistina, Hugh R. Rovit and Joseph S. Steinberg were replaced by Nathan E. Fagre and Joanne P. Chomiak as members of the Company’s board of directors.

Item 5.03.	Amendment to Articles of Incorporation or By-laws; Change in Fiscal Year.

As described in more detail in the S-4, in connection with the Merger, the Company changed its name from “Spectrum Brands Holdings, Inc.” to “Spectrum Brands Legacy, Inc.,” effective as of immediately prior to the Effective Time, and pursuant to the Merger Agreement, amended and restated its certificate of incorporation (the “Charter”) and its By-Laws (the “By-Laws”) as contemplated by the Merger Agreement and in the forms attached thereto.

Reference to the Charter and By-Laws contained herein is qualified in its entirety by reference to the Charter and the By-Laws, which are attached to this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 13, 2018, the Company held a special meeting of its stockholders (the “Special Meeting”) to vote on the proposals identified in the S-4, which was first mailed to the Company’s stockholders on or about June 12, 2018.

As of the close of business on May 17, 2018, the record date for the Special Meeting, there were a total of (i) 55,358,038 shares of Company Common Stock issued and outstanding and entitled to vote at the Special Meeting, (ii) 20,644,750 shares of Company Common Stock issued and outstanding, entitled to vote at the Special Meeting other than shares beneficially owned, directly or indirectly, by HRG or any of its affiliates or the executive officers of the Company, and (iii) 21,018,286 shares of Company Common Stock issued and outstanding, entitled to vote at the Special Meeting other than shares beneficially owned, directly or indirectly, by HRG or any of its affiliates and any group (that would be deemed to be a “person” by Section 13(d)(3) of the Exchange Act with respect to securities of HRG) of which HRG or any entity or group directly or indirectly controlling or controlled by HRG is a member. Stockholders entitled to cast approximately 93.8% of all the votes entitled to be cast at the Special Meeting were present in person or represented by proxy at the Special Meeting.

All proposals presented at the Special Meeting were approved. A summary of the voting results for the following proposals, each of which is described in detail in the definitive joint proxy statement/prospectus, is set forth below:

1. Proposal to adopt the Merger Agreement, as amended by Amendment No. 1 thereto, and the Merger and other transactions contemplated thereby (the “Spectrum Merger Proposal”).

The results of the vote were as follows:

All stockholders:

Votes “For” 51,890,077	Votes “Against” 7,424	Abstentions 30,076	Broker Non-Votes 0

All stockholders, excluding Company Common Stock beneficially owned, directly or indirectly, by HRG and its affiliates and the executive officers of Spectrum:

Votes “For” 17,144,345	Votes “Against” 7,424	Abstentions 30,076	Broker Non-Votes 0

All stockholders, excluding Company Common Stock beneficially owned, directly or indirectly, by HRG and its affiliates and any group (that would be deemed to be a “person” by Section 13(d)(3) of the Exchange Act with respect to securities of HRG) of which HRG or any entity or group directly or indirectly controlling or controlled by HRG is a member:

Votes “For” 17,550,325	Votes “Against” 7,424	Abstentions 30,076	Broker Non-Votes 0

The proposal was approved by Company stockholders, as the number of votes cast in favor constituted a majority of the outstanding shares of Company Common Stock entitled to vote at the Special Meeting, a majority of the outstanding shares of Company Common Stock entitled to vote at the Special Meeting beneficially owned, directly or indirectly, by holders other than HRG and its affiliates and the executive officers of the Company, and a majority of the outstanding shares of Company Common Stock entitled to vote at the Special Meeting beneficially owned, directly or indirectly, by HRG and its affiliates and any group (that would be deemed to be a “person” by Section 13(d)(3) of the Exchange Act with respect to securities of HRG) of which HRG or any entity or group directly or indirectly controlling or controlled by HRG is a member.

2. Proposal to approve the adjournment of the Special Meeting to another time and place if necessary or appropriate to solicit additional votes in favor of the Spectrum Merger Proposal.

The results of the vote were as follows:

Votes “For” 51,025,324	Votes “Against” 872,075	Abstentions 30,178	Broker Non-Votes 0

The proposal was approved by Company stockholders, as the number of votes cast in favor constituted a majority in voting power of the shares of Company Common Stock present in person or by proxy at the Special Meeting and entitled to vote on such proposal. Adjournment of the Special Meeting was not necessary or appropriate because there were sufficient votes at the time of the Special Meeting to adopt the Merger Agreement.

3. Proposal to approve, on a non-binding, advisory basis, an amendment to HRG’s certificate of incorporation (the “HRG Charter”) whereby HRG will be subject to Section 203 of the DGCL.

The results of the vote were as follows:

Votes “For” 42,831,071	Votes “Against” 9,065,198	Abstentions 31,308	Broker Non-Votes 0

The proposal was approved by Company stockholders, as the number of votes cast in favor constituted a majority in voting power of the shares of Company Common Stock present in person or by proxy at the Special Meeting and entitled to vote on such proposal.

4. Proposal to approve, on a non-binding, advisory basis, an amendment to the HRG Charter whereby each outstanding share of HRG Common Stock will, by means of a reverse stock split, be combined into a fraction of a share of HRG Common Stock.

The results of the vote were as follows:

Votes “For” 51,888,300	Votes “Against” 8,400	Abstentions 30,877	Broker Non-Votes 0

The proposal was approved by Company stockholders, as the number of votes cast in favor constituted a majority in voting power of the shares of Company Common Stock present in person or by proxy at the Special Meeting and entitled to vote on such proposal.

5. Proposal to approve, on a non-binding, advisory basis, an amendment to the HRG Charter whereby the authorized number of shares of HRG Common Stock will decrease from 500 million shares to 200 million shares.

The results of the vote were as follows:

Votes “For” 51,888,753	Votes “Against” 8,180	Abstentions 30,644	Broker Non-Votes 0

The proposal was approved by Company stockholders, as the number of votes cast in favor constituted a majority in voting power of the shares of Company Common Stock present in person or by proxy at the Special Meeting and entitled to vote on such proposal.

6. Proposal to approve, on a non-binding, advisory basis, an amendment to the HRG Charter whereby the authorized number of shares of HRG preferred stock will increase from 10 million shares to 100 million shares.

The results of the vote were as follows:

Votes “For” 42,812,674	Votes “Against” 9,083,974	Abstentions 30,929	Broker Non-Votes 0

The proposal was approved by Company stockholders, as the number of votes cast in favor constituted a majority in voting power of the shares of Company Common Stock present in person or by proxy at the Special Meeting and entitled to vote on such proposal.

7. Proposal to asking its stockholders to approve, on a non-binding, advisory basis, an amendment to the HRG Charter’s Section 382 transfer restrictions.

The results of the vote were as follows:

Votes “For” 45,643,816	Votes “Against” 6,251,924	Abstentions 31,837	Broker Non-Votes 0

The proposal was approved by Company stockholders, as the number of votes cast in favor constituted a majority in voting power of the shares of Company Common Stock present in person or by proxy at the Special Meeting and entitled to vote on such proposal.

8. Proposal to approve, on a non-binding, advisory basis, additional amendments contained in the Amended HRG Charter.

The results of the vote were as follows:

Votes “For” 51,882,040	Votes “Against” 13,962	Abstentions 31,575	Broker Non-Votes 0

The proposal was approved by Company stockholders, as the number of votes cast in favor constituted a majority in voting power of the shares of Company Common Stock present in person or by proxy at the Special Meeting and entitled to vote on such proposal.

Item 7.01.	Regulation FD Disclosure.

On July 13, 2018, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On July 13, 2018, the Company released a press release announcing the completion of the Merger, which is attached hereto as Exhibit 99.2 and incorporated by reference herein.

The information disclosed under this Item 7.01, including Exhibits 99.1 and 99.2, shall be considered “furnished” but not “filed” for purposes of the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are attached hereto:

Exhibit No.	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated as of February 24, 2018, by and among Spectrum Brands Holdings, Inc., HRG Group, Inc., HRG SPV Sub I, Inc. and HRG SPV Sub II, LLC (incorporated by reference to Exhibit 2.1 to Spectrum’s Current Report on Form 8-K filed with the SEC on February 26, 2018).

2.2*	Amendment No. 1 to Agreement and Plan of Merger, dated as of June 8, 2018, by and among Spectrum Brands Holdings, Inc., HRG Group, Inc., HRG SPV Sub I, Inc. and HRG SPV Sub II, LLC (incorporated by reference to Exhibit 2.2 to Spectrum’s Current Report on Form 8-K filed with the SEC on June 8, 2018).

3.1	Second Amended and Restated Certificate of Incorporation of Spectrum Brands Legacy, Inc., effective July 13, 2018.

3.2	Third Amended and Restated Bylaws of Spectrum Brands Legacy, Inc., effective as of July 13, 2018.

99.1	Press release announcing results of the Special Meeting, dated July 13, 2018.

99.2	Press release announcing the completion of the Merger, dated July 13, 2018.

*	Incorporated by reference and not filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2018	SPECTRUM BRANDS LEGACY, INC.

	By:	/s/ Nathan E. Fagre
Nathan E. Fagre Senior Vice President and Secretary